                                                                               .
                                                                               .
                                                                               .

                                                                    Exhibit 5(d)

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
(CUNA MUTUAL LIFE INSURANCE COMPANY (R) LOGO)                   FLEXIBLE PREMIUM DEFERRED              Office Use Only: 02
---------------------------------------------                VARIABLE ANNUITY APPLICATION
A Mutual Insurance Company
2000 Heritage Way - Waverty, lowa 50677
                                                       _____________________   ___________________________________________
                                                             CONTRACT NO.      CREDITUNION NO. [ ] Check If Not Applicable

--------------------------------------------------------------------------------------------------------------------------
                                                         REQUIRED
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1.   ANNUITANT / OWNER Must be age 85 or younger. If annuitant is under age 18 an owner must be named in Section 3a or 3b (19 in Nebraska & Alabama, 21 in
     Mississippi).                                                                 Gender:       [ ] Male   [ ] Female
                                                                                   U.S. Citizen: [ ] Yes    [ ] No
Name ___________________________________________________________________________
                  First                  Middle                   Last             SSN __ __ __ -- __ __ -- __ __ __ __

Address ________________________________________________________________________   Date of Birth __ __  __ __  __ __ __ __
                                                                                                 Month   Day      Year
Address ________________________________________________________________________
                                                                                   Day Phone _____________________________
City ____________________________ State ____________________ ZIP _______________                 Including area code

--------------------------------------------------------------------------------------------------------------------------
                                                         OPTIONAL
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2.   CO-ANNUITANT / CO-OWNER  NONQUALIFIED ONLY Check one.                         Relationship to Annuitant _____________
     Living Benefit Riders not available with Co-Annuitant or
     Co-Annuitant/Co-Owner
[ ]  CO-ANNUITANT Must be spouse of annuitant & age 85 or younger.
[ ]  CO-OWNER Must be age 18 (15 in NC, 19 in NE & AL, 21 in MS) through age 85.
[ ]  CO-ANNUITANT & CO-OWNER Must be spouse of annuitant & age 85 or younger.      Gender:       [ ] Male   [ ] Female
                                                                                   U.S. Citizen: [ ] Yes    [ ] No
Name ___________________________________________________________________________
                  First                  Middle                   Last             SSN __ __ __ -- __ __ -- __ __ __ __

Address ________________________________________________________________________   Date of Birth __ __  __ __  __ __ __ __
                                                                                                 Month   Day      Year
Address ________________________________________________________________________
                                                                                   Day Phone _____________________________
City ____________________________ State ____________________ ZIP _______________                 Including area code

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                                               OPTIONAL - COMPLETE ONLY ONE
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3A.  OWNER-INDIVIDUAL NONQUALIFIED ONLY If other than annuitant/owner.             Relationship to Annuitant _____________
     Must be age 18 (15 in NC, 19 in NE & AL, 21 in MS) through age 85.
                                                                                   Gender:       [ ] Male   [ ] Female
                                                                                   U.S. Citizen: [ ] Yes    [ ] No
Name ___________________________________________________________________________
                  First                  Middle                   Last             SSN __ __ __ -- __ __ -- __ __ __ __

Address ________________________________________________________________________   Date of Birth __ __  __ __  __ __ __ __
                                                                                                 Month   Day      Year
Address ________________________________________________________________________
                                                                                   Day Phone _____________________________
City ____________________________ State ____________________ ZIP _______________                 Including area code

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3B.  OWNER-TRUST NONQUALIFIED ONLY Include a copy of the page(s) of the trust document which contains trust name, trust date, trustee name(s), investment authority, and signature(s); or use form 1919(CML) Trustee Certification.

Name of Trust __________________________________________________________________   SSN __ __ __ -- __ __ -- __ __ __ __
                                                                                   or
ATTN ___________________________________________________________________________   EIN __ __  -- __ __ __ __ __ __ __

Address ________________________________________________________________________   Date of Trust __ __  __ __  __ __ __ __
                                                                                                 Month   Day      Year
City ____________________________ State ____________________ ZIP _______________

Trustee Name(s) __________________________________________________________________________________________________________

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3C.  OWNER-CREDIT UNION 457(b) AND 457(f) PLANS ONLY

Name of Credit Union ___________________________________________________________   EIN __ __  -- __ __ __ __ __ __ __

ATTN ___________________________________________________________________________   _______________________________________
                                                                                    Title of Authorized Officer signing in
Address ________________________________________________________________________                   Section 18

City ____________________________ State ____________________ ZIP _______________

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                                                         REQUIRED
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4.   REPLACEMENT

Do you have any existing life insurance or annuities with our company or any other company?    [ ] Yes  [ ] No

Will this contract replace, discontinue or change any existing life insurance or annuities with our company or any other
[ ] Yes  [ ] No  If Yes: What Company? ___________________________________________________________________________________
                         What Contract Number? ___________________________________________________________________________

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VAAPP-2005
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                                     Page 1

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                                                                                                       Office Use Only: 02
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                                                         REQUIRED
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5.   PLAN TYPE/TAX QUALIFICATION STATUS Check only one plan type.

[ ] Nonqualified               $ _____________  Is this a 1035 Exchange? [ ] Yes  [ ] No
Min. Total First Year: $5,000
--------------------------------------------------------------------------------------------------------------------------
                                                                      CURRENT YR     PRIOR YR
                                 ROLLOVER AMOUNT    TRANSFER AMOUNT  CONTRIBUTION  CONTRIBUTION      CONVERSION AMOUNT
[ ] Traditional IRA                                                                              AMOUNT FROM TRADITIONAL
[ ] Roth IRA                                                         YEAR _______  YEAR _______      IRA TO ROTH IRA
[ ] SEP IRA                    $__________________  $______________  $___________  $___________  $______________________
Min. Total First Year: $2,000
--------------------------------------------------------------------------------------------------------------------------
                               CONTRIBUTION AMOUNT  TRANSFER AMOUNT
[ ] 403(b) (TSA)               $__________________  $______________
Min. Total First Year: $2,000
--------------------------------------------------------------------------------------------------------------------------
Credit Unions only:            CONTRIBUTION AMOUNT  TRANSFER AMOUNT             TOTAL INITIAL PURCHASE PAYMENT
                                                                                     $___________________
                                                                             Total of dollar amounts in Section 5.

                                                                         THE INITIAL PURCHASE PAYMENT APPLIED WILL BE
                                                                              EQUAL TO THE ACTUAL AMOUNT RECEIVED
[ ] 457(b)                                                                  BY CUNA MUTUAL LIFE INSURANCE COMPANY.
[ ] 457(f)                     $__________________  $______________                   MAKE CHECK PAYABLE
Min. Total First Year: $2,000                                               TO CUNA MUTUAL LIFE INSURANCE COMPANY.

--------------------------------------------------------------------------------------------------------------------------
                                                         OPTIONAL
--------------------------------------------------------------------------------------------------------------------------

6.   FUTURE PURCHASE PAYMENTS Check only one billing type.
$__________________ (Min: $25 per billing for Automatic & List Bill, $100 for Direct Bill)

AUTOMATIC (ACH) - [ ] Monthly   [ ] Quarterly   [ ] Semiannually   [ ] Annually
Complete Section 7.

LIST BILL - [ ] Weekly   [ ] Bi-weekly   [ ] Monthly   [ ] Quarterly   [ ] Semiannually   [ ] Annually
For all plan types, complete Employer List Bill Agreement form PA-7, if not already on file. For 403(b) (TSA) plans, also complete Salary Reduction Agreement form 687A.

DIRECT BILL - [ ] Quarterly   [ ] Semiannually   [ ] Annually

--------------------------------------------------------------------------------------------------------------------------
                                                         OPTIONAL
--------------------------------------------------------------------------------------------------------------------------

7.   AUTOMATIC PAYMENT PLAN AUTHORIZATION (ACH)

[ ]  INITIAL PAYMENT: I hereby authorize CUNA Mutual Life Insurance Company and the financial institution named below to retain my account information and make a debit entry for my initial payment in the amount of $___________________.

[ ]  FUTURE PAYMENTS: I authorize CUNA Mutual Life Insurance Company and the financial institution named below to retain my account information and to initiate deductions or credits to my account by electronic funds transfer or paper draft. This authorization will remain in effect until revoked by me in writing or by telephone.
     Frequency: [ ] Monthly   [ ] Quarterly   [ ] Semiannually   [ ] Annually

     Indicate the amount: $_____________ Indicate the _________ (month) and __________ (day: 1-28 only) this should begin.
                             (Deductions will occur on the first of the month unless another date is selected.)

     I understand I will receive quarterly statements for my variable annuity.

Financial Institution __________________________________________   Routing Number ______________________________

Address ________________________________________________________   Account Number ______________________________

City ____________________________________________ State ________   [ ] Share Draft/Checking (Attach blank voided check.)

                                                                   [ ] Share Account/Savings (Only available for accounts
Phone Number ___________________________________________________       accepting electronic transactions.)

Signature of Account Owner, if other than the Annuitant or Owner _________________________________________________________

--------------------------------------------------------------------------------------------------------------------------
                                                         OPTIONAL
--------------------------------------------------------------------------------------------------------------------------

8.   OPTIONAL DEATH BENEFIT(S) Check one or both.      AVAILABLE IF MAX. ANNIVERARY AND/OR 3% ANN. GUARANTEE ARE SELECTED.

[ ] Maximum Anniversary Death Benefit                  [ ] Earnings Enhanced Death Benefit

[ ] 3% Annual Guarantee Death Benefit

(See prospectus. Optional death benefits are available at an additional charge. Annuitant's age on the contract issue date must be less than 76.)

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                                                         OPTIONAL
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9.   OPTIONAL LIVING BENEFIT RIDERS Check only one. Not available with Co-Annuitant or Co-Annuitant/Co-Owner in Section 2, or on a 403(b) (TSA) Plan Type in Section 5.

[ ] Guaranteed Minimum Accumulation Benefit            [ ] Guaranteed Minimum Withdrawal Benefit

                                  USE SECTION 10C. ONLY FOR PURCHASE PAYMENT ALLOCATIONS.

(See prospectus. Optional living benefits are available at an additional charge.)

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VAAPP-2005
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                                     Page 2

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
                                                                                                       Office Use Only: 02

SECTION 10 - COMPLETE 10A, 10B, OR 10C - - ONLY ONE

--------------------------------------------------------------------------------------------------------------------------
                                           REQUIRED - COMPLETE 10A, 10B OR 10C
--------------------------------------------------------------------------------------------------------------------------

10A. MODEL - PURCHASE PAYMENT ALLOCATION   Check one. Preservation Plus Program not available.

CONSERVATIVE: [ ] 7 - 14 Years   MODERATE: [ ] 7 - 14 Years   AGGRESSIVE: [ ] 7 - 14 Years
              [ ] 15+ Years                [ ] 15+ Years                  [ ] 15+ Years

                      Model Allocation selections automatically include Annual Portfolio Rebalancing.

10B. CUSTOMIZED - PURCHASE PAYMENT ALLOCATION

                            VARIABLE AND FIXED FUNDS                                   DCA FIXED PERIOD(S) TRANSFERS**
                            ------------------------                                   -------------------------------
      (Whole %; minimum 1% per subaccount or fixed period; minimum: $1,000           (Whole %; minimum 1% per subaccount)
                                per fixed period)                                    6 Month 1 Year

________% Mid Cap Value         ________% DCA 6 Month* ========>                   ________ ________% Mid Cap Value
________% Large Cap Growth      ________% DCA 1 Year*                              ________ ________% Large Cap Growth
________% Large Cap Value       * COMPLETE THE DCA FIXED PERIOD TRANSFERS          ________ ________% Large Cap Value
________% Balanced                SECTION TO THE RIGHT. IF NOT COMPLETED,          ________ ________% Balanced
________% Bond                    TRANSFERS WILL BE AUTOMATICALLY DISTRIBUTED TO   ________ ________% Bond
                                  THE MONEY MARKET SUBACCOUNT.
________% Money Market          ________% 1 Year                                   ________ ________% Money Market
________% International Stock   ________% 3 year                                   ________ ________% International Stock
________% Mid Cap Growth        ________% 5 Year                                   ________ ________% Mid Cap Growth
________% High Income           ________% 7 Year                                   ________ ________% High Income
________% Global Securites      ________% 10 Year                                  ________ ________% Global Securites
      ========================== Must total 100% ==========================        =========== Must total 100% ===========

**MONTHLY TRANSFERS WILL BEGIN 1 MONTH AFTER ALLOCATION TO THE DCA FIXED PERIOD(S).

     (If the transfer date falls on a weekend or holiday, the transfer will be made on the following valuation day.)

**TRANSFERS OF EQUAL MONTHLY AMOUNTS WILL DEPLETE THE DCA FIXED AMOUNT(S). THE TRANSFERS WILL OCCUR AUTOMATICALLY FOR THE
DURATION OF THE FIXED PERIOD(S) ACCORDING TO THE SUBACCOUNTS SELECTED ABOVE:(The minimum monthly amount will be transfered.

     To transfer a larger amount complete the Dollar Cost Averaging form - CLS-217. Additional transfers are allowed by request.)

10C. LIVING BENEFIT - PURCHASE PAYMENT ALLOCATION   Check one if a Living Benefit Option was selected in Section 9.
                                                    Preservation Plus Program not available.

CONSERVATIVE: [ ] 7 - 14 Years   MODERATE: [ ] 7 - 14 Years     BALANCED: [ ] 100%
       MODELS [ ] 15+ Years          MODEL                     SUBACCOUNT

                      Model Allocation selections automatically include Annual Portfolio Rebalancing.

--------------------------------------------------------------------------------------------------------------------------
                                                    OPTIONAL - WITH 10B
--------------------------------------------------------------------------------------------------------------------------

11. PORTFOLIO REBALANCE PROGRAM   Not applicable if purchase payments are allocated to a fixed period.

            FREQUENCY                      VARIABLE ACCOUNT ALLOCATED               REBALANCE ALLOCATION*
            ---------                      --------------------------               ---------------------
Check one:                          Check one:                                   _____% Mid Cap Value
[ ] Quarterly                       [ ] a. Transfer the value in my              _____% Large Cap Growth
[ ] Semiannually                           subaccounts in proportion to my       _____% Large Cap Value
[ ] Annually                               purchase payment allocation           _____% Balanced
                                           schedule as indicated in Section      _____% Bond
If the frequency is not selected,          10b. above.                           _____% Money Market
transfers will occur quarterly.                                                  _____% International Stock
                                    [ ] b. Transfer the value in my              _____% Mid Cap Growth
                                           subaccounts as indicated to the       _____% High Income
                                           right.* =======================>      _____% Global Securites

                                        If neither is selected, a. will apply.
                                                                                 ======= Whole %; must total 100% ========

--------------------------------------------------------------------------------------------------------------------------
                                                    OPTIONAL - WITH 10B
--------------------------------------------------------------------------------------------------------------------------

12. PRESERVATION PLUS PROGRAM

I will participate in the Preservation Plus Program. I hereby authorize CUNA Mutual Life Insurance Company to allocate a portion of the initial purchase payment to the following fixed period: (Check one)

          [ ] 1 Year   [ ] 3 Year   [ ] 5 Year   [ ] 7 Year   [ ] 10 Year

This portion will be the present value reflecting the guaranteed interest rate as of the contract issue date for the fixed period indicated. The difference between the initial purchase payment and the portion allocated to the fixed period will be allocated as indicated in Section 10b.

VAAPP-2005
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                                     Page 3

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
                                                                                                       Office Use Only: 02
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                                                         REQUIRED
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13.  PRIMARY BENEFICIARY Right to change reserved unless otherwise specified. Relationship and address required.
                                                                                   Relationship
Name ___________________________________________________________________________   to Annuitant __________________________
                          First         Middle              Last

Address ___________________________________________________ City _______________   State __________________ ZIP __________
                                                                                   Relationship
Name ___________________________________________________________________________   to Annuitant __________________________
                          First         Middle              Last

Address ___________________________________________________ City _______________   State __________________ ZIP __________
                                                                                   Relationship
Name ___________________________________________________________________________   to Annuitant __________________________
                          First         Middle              Last

Address ___________________________________________________ City _______________   State __________________ ZIP __________

If naming a trust or to list more beneficiaries, use Section 17 or a separate signed and dated paper. When naming a trust, give trust name, trust date, and trustee name(s). DO NOT include fractions or percentages for even distribution of death proceeds. If no primary beneficiary is listed, the primary beneficiary will be the estate of the annuitant.

--------------------------------------------------------------------------------------------------------------------------
                                                         OPTIONAL
--------------------------------------------------------------------------------------------------------------------------

14.  CONTINGENT BENEFICIARY Right to change reserved unless otherwise specified. Relationship and address required.
                                                                                   Relationship
Name ___________________________________________________________________________   to Annuitant __________________________
                          First         Middle              Last

Address ___________________________________________________ City _______________   State __________________ ZIP __________
                                                                                   Relationship
Name ___________________________________________________________________________   to Annuitant __________________________
                          First         Middle              Last

Address ___________________________________________________ City _______________   State __________________ ZIP __________
                                                                                   Relationship
Name ___________________________________________________________________________   to Annuitant __________________________
                          First         Middle              Last

Address ___________________________________________________ City _______________   State __________________ ZIP __________

If naming a trust or to list more beneficiaries, use Section 17 or a separate signed and dated paper. When naming a trust, give trust name, trust date, and trustee name(s).

--------------------------------------------------------------------------------------------------------------------------
                                                         OPTIONAL
--------------------------------------------------------------------------------------------------------------------------

15.  TELEPHONE/FAX/INTERNET AUTHORIZATION  See the Telephone/Fax/Internet Authorization for details on what transactions can be done by telephone/fax/internet.

I understand that I will automatically have telephone/fax/internet authorization unless the following box is marked:

     [ ]  I do NOT want telephone/fax/internet authorization

I understand that the representative(s) assigned to my contract will automatically have telephone/fax/internet authorization unless the following box is marked:

     [ ]  I do NOT want the representative(s) assigned to my contract to have telephone/fax/internet authorization

--------------------------------------------------------------------------------------------------------------------------
                                                         OPTIONAL
--------------------------------------------------------------------------------------------------------------------------

16. PROSPECTUS AND ANNUAL REPORTS E-MAIL AUTHORIZATION

[ ]  I consent to receiving the prospectus, annual and semiannual reports online. I understand this will be in effect until I revoke it. I understand I can receive paper copies at any time by calling 1-800-798-5500. I understand I could incur outside costs by receiving documents online; but I will not be charged by CUNA Mutual Life Insurance
     Company. My e-mail address is:

     Owner's e-mail address: _____________________________________________________________________________________________
     Co-owner's (if any) e-mail address
     if different than the owner: ________________________________________________________________________________________
                                                  (THESE REPORTS ARE PDF FILES WHICH REQUIRE ADOBE READER.)

--------------------------------------------------------------------------------------------------------------------------
                                                         OPTIONAL
--------------------------------------------------------------------------------------------------------------------------

17.  SPECIAL INSTRUCTIONS
__________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________

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                                                   HOME OFFICE USE ONLY
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18.  HOME OFFICE USE ONLY

VAAPP-2005
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                                     Page 4

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                                                                                                       Office Use Only: 02
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                                                         REQUIRED
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19.  AGREEMENT

-    I hereby represent that all my statements and answers given on this application are correct and true to the best of my knowledge and belief and are made as a basis for my application.

-    I understand that no agent is authorized to make, modify or discharge any annuity contract provision or waive any of the Company's rights or requirements.

-    If this contract will replace, change or modify an existing policy or contract, I hereby confirm my belief that replacing my existing contract is suitable, and I have considered product features, fees and charges.

-    ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR BENEFIT, OR KNOWINGLY PRESENTS
     FALSE INFORMATION IN AN APPLICATION FOR INSURANCE MAY BE GUILTY OF A CRIME AND SUBJECT TO FINES AND CONFINEMENT IN
     PRISON, DEPENDING ON STATE LAW.

-    I UNDERSTAND THAT CONTRACT VALUES, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A VARIABLE ACCOUNT ARE VARIABLE AND NOT
     GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

-    I UNDERSTAND THAT AMOUNTS WITHDRAWN FROM THE FIXED ACCOUNT OPTION MAY BE ADJUSTED UPWARD OR DOWNWARD BASED ON A
     MARKET VALUE FORMULA.

-    I ACKNOWLEDGE RECEIPT OF A CURRENT VARIABLE ANNUITY PROSPECTUS.

[ ]  I REQUEST A STATEMENT OF ADDITIONAL INFORMATION.


     Signed at --------------------------------------------   ------------------------------------------------------------
                           City            State                      Signature of Annuitant/Owner               Date
                                                                       (Person Named in Section 1)


     ------------------------------------------------------   ------------------------------------------------------------
         Signature of Co-Annuitant, Co-Owner, or     Date                    Signature of Owner                  Date
                 Co-Annuitant & Co-Owner                       (Person or Trustee(s) named in Section 3a or 3b.
               (Person Named in Section 2)                    Authorized Officer whose title is in Section 3c.)

--------------------------------------------------------------------------------------------------------------------------
                                                         REQUIRED
--------------------------------------------------------------------------------------------------------------------------

20.  AGENT SECTION To the best of your knowledge:

     1)   Does the applicant have any existing life insurance or annuities with our company or any
          other company?...............................................................................   [ ] Yes   [ ] No

     2)   Will this contract replace, discontinue or change any existing life insurance or annuities?     [ ] Yes   [ ] No

     If yes, I hereby confirm:

     (a)  That consideration has been given to product features, fees and charges.

     (b)  That this replacement meets the Company's standards for replacement sales.

     (c)  All required documents have been completed in compliance with applicable state regulations.

     (d)  That the following sales material was used: ____________________________________________________________________
          ________________________________________________________________________________________________________________

Compensation Option: [ ] 1   [ ] 2   [ ] 3   [ ] 4 (If an Option is not selected, Option 1 will apply.)


------------------------   -----------------------------------------------------   --- --- --- --- ---   --- --- ---
          Date                  Signature of Agent/Registered Representative              Rep ID         CBSI Rep ID

     If your Broker/Dealer is CUNA Brokerage Services, Inc., submit Application, VA Checklist, Account Application, check
     (if any), and any additional forms to: CUNA BROKERAGE SERVICES, INC.
                                            2000 HERITAGE WAY
                                            WAVERLY, IA 50677

     For other Broker/Dealers, follow their process and use their forms for suitability submission.

VAAPP-2005
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